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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

        Date of Report (Date of earliest event reported): August 19, 2002

                                 NCO GROUP, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

           Pennsylvania                 0-21639                  23-2858652
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               507 Prudential Rd.
                                Horsham, PA 19044
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (215) 441-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




           __________________________________________________________
          (Former name or former address if changed since last report)




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ITEM 7.  Financial Statements and Exhibits.

     (a)   Financial Statements of Businesses Acquired

     Not Applicable

     (b)   Pro Forma Financial Information

     Not Applicable

     (c)   Exhibits

     The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----

99.1     Press Release of NCO Group, Inc. dated August 19, 2002.


ITEM 9.  Regulation FD Disclosure.

On August 19, 2002, NCO Group, Inc. issued a press release announcing the acquisition of the net assets and results of operations of Great Lakes Collection Bureau, Inc. A copy of this press release appears as Exhibit 99.1 to this report and is herein incorporated by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NCO Group, Inc.



                                           By: /s/ Steven L. Winokur
                                               ---------------------------------
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

Date: August 22, 2002